UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6540

Name of Fund:  MuniYield Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro,
NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-
9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders



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www.mlim.ml.com


MuniYield Insured Fund, Inc.


Semi-Annual Report
April 30, 2004



MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863; (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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MuniYield Insured Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 14.10%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front - previously the one dim spot in an otherwise bright economic picture - helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD INSURED FUND, INC., APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


We continued to focus on premium-coupon bonds with longer maturities, usually in the 20-year - 30-year range, where we found the best opportunity to enhance yield while seeking to preserve the Fund's net asset value.


Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on Aaa-rated issues maturing in 30 years rose approximately 10 basis points to 4.93% while yields on 10-year, Aaa-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of MuniYield Insured Fund, Inc. had net annualized yields of 6.41% and 7.00%, based on a period-end per share net asset value of $15.07 and a per share market price of $13.81, respectively, and $.482 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.35%, based on a change in per share net asset value from $15.36 to $15.07, and assuming reinvestment of $.480 per share ordinary income dividends.

For the six-month period ended April 30, 2004, the Fund's Auction
Market Preferred Stock (AMPS) had average yields of: .92% for Series A; .93% for Series B; .87% for Series C; .96% for Series D; .94% for Series E; .87% for Series F; and .98% for Series G.

The Fund's total return, based on net asset value, for the period exceeded that of its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had a return of +1.01%. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund also provided an above-average yield to shareholders relative to the Lipper group average. Performance during the period reflects our continued focus on enhancing the Fund's dividend yield and preserving net asset value in a volatile interest rate environment.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2004



What changes were made to the portfolio during the period?

Throughout the past six months, we continued to focus on buying premium-coupon bonds with longer maturities, usually in the 20-year - 30-year range. Our observations and research reveal that the longer end of the yield curve has held firm, while the 10-year - 15-year sector has continued to be volatile. By taking advantage of the steep yield curve, we generally have been able to increase the Fund's yield while muting its price volatility.

We purchased uninsured California general obligation bonds and state-appropriated bonds at what we believed were relatively attractive yields compared to the overall municipal market. Our belief was that conditions in the state would improve along with the strengthening national economy, and California debt securities would benefit as a result. Midway through the period, we took some profits and reduced the duration of these bonds through the sale of some of the longer-maturity issues. Ultimately, this move proved premature as rates continued to decline. Later in the period, we were able to take advantage of attractively priced insurance and insured
$25 million of the California-appropriated bonds. (State-appropriated bonds are issued by an agency. The state legislature must approve an appropriation in the state budget to pay for the bonds. If the agency has a shortfall, the legislature would have to approve the coverage of the shortfall. Because the state coverage is not a certainty, these bonds tend to be a lower credit than general obligation bonds.) The insurance increased the market value of these bonds, and this had a positive impact on Fund performance.

Finally, late in the period, we increased the Fund's cash reserves to 3% of assets. This action was designed to make the portfolio more defensive and less sensitive to rising interest rates.

In terms of leverage, the Fund's borrowing costs remained around 1% throughout most of the six-month period. These attractive funding levels, in combination with the steep municipal yield curve, continued to generate significant income to the Fund's Common Stock shareholders. The Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 31.99% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

The economy is showing signs of real growth - including job growth, which until recently had been one of the last areas of weakness. With preliminary signs of higher inflation on the horizon, the market already has begun to anticipate a near-term change in the Federal Reserve Board's interest rate policy. Given this scenario, we are looking for further flattening of the yield curve and significant underperformance in the 10-year - 15-year range.

Against this backdrop, we plan to adopt a more defensive market posture. Specifically, we expect to focus on premium-coupon bonds with 20-year - 27-year maturities as well as maintain the portfolio's existing hedge position. These actions should moderate the Fund's downside risk and, we believe, represent a prudent investment strategy for the expected market environment. Finally, we also plan to collapse the Fund's shorter-maturity derivative holdings in an effort to provide the portfolio with additional downside protection.


William R. Bock
Vice President and Portfolio Manager


May 17, 2004



MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments                                                                                      (In Thousands)

                S&P       Moody's   Face
State           Ratings   Ratings  Amount  Municipal Bonds                                                          Value
Alaska--1.0%    AAA       Aaa    $ 3,695   Alaska Energy Authority, Power Revenue Refunding Bonds
                                           (Bradley Lake), Fourth Series, 6% due 7/01/2018 (g)                    $   4,241
                AAA       Aaa      5,145   Alaska State Housing Finance Corporation, Revenue Refunding
                                           Bonds, RITR, Series 2, 10.28% due 12/01/2024 (d)(i)(k)(m)                  5,389

California--    AAA       Aaa     10,000   Alameda Corridor Transportation Authority, California, Capital
34.7%                                      Appreciation Revenue Refunding Bonds, Subordinate Lien, Series A,
                                           5.474%** due 10/01/2024 (a)                                                6,321
                AAA       Aaa      8,300   California Infrastructure and Economic Development Bank, Bay Area
                                           Toll Bridges Revenue Bonds, First Lien, Series A, 5% due 7/01/2025 (c)     8,348
                AAA       Aaa     24,250   California Pollution Control Financing Authority, PCR, Refunding
                                           (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (i)         25,582
                                           California State Department of Water Resources, Power Supply
                                           Revenue Bonds, Series A:
                AAA       Aaa     10,000      5.25% due 5/01/2020 (i)                                                10,452
                BBB+      A3       3,675      5.375% due 5/01/2021                                                    3,786
                AAA       Aaa     10,010      5.375% due 5/01/2022 (i)                                               10,539
                BBB       Baa1    17,985   California State, GO, 5% due 2/01/2033                                    17,090
                                           California State, GO, Refunding:
                BBB       Baa1    20,000      5.125% due 6/01/2031                                                   19,415
                NR*       Aaa      5,000      RIB, Series 471X, 9.63% due 9/01/2024 (i)(k)                            5,412
                                           California State Public Works Board, Lease Revenue Bonds:
                BBB-      Baa2     5,500      (Department of Corrections), Series C, 5.25% due 6/01/2028              5,386
                BBB-      Baa2     2,255      (Department of General Services), Series D, 5.25% due 6/01/2028         2,208
                BBB-      Baa2     5,250      (Department of Mental Health--Coalinga State Hospital),
                                              Series A, 5.125% due 6/01/2029                                          5,032
                                           California State, Various Purpose, GO:
                BBB       Baa1    10,000      5.25% due 11/01/2029                                                    9,848
                BBB       Baa1     5,000      5.50% due 4/01/2030                                                     5,098
                BBB       Baa1    13,325      5.50% due 11/01/2033                                                   13,612
                BBB       Baa1     5,000      5.25% due 4/01/2034                                                     4,931
                A         A3       7,740   California Statewide Communities Development Authority, Health
                                           Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                           due 10/01/2023                                                             8,194
                AAA       Aaa      5,235   Calleguas-Las Virgenes, California, Public Finance Authority
                                           Revenue Bonds (Calleguas Municipal Water District Project), Series A,
                                           5% due 7/01/2028 (i)                                                       5,238
                AAA       Aaa      4,000   Garden Grove, California, Community Development Agency, Tax
                                           Allocation Refunding Bonds (Garden Grove Community Project), 5%
                                           due 10/01/2025 (a)                                                         4,006
                                           Golden State Tobacco Securitization Corporation of California,
                                           Tobacco Settlement Revenue Bonds:
                NR*       Aaa     12,500      RIB, Series 920X, 9.66% due 6/01/2033 (c)(k)                           13,421
                NR*       Baa3     3,000      Series A-2, 7.90% due 6/01/2042                                         3,189
                BBB       Baa3     2,200      Series A-3, 7.875% due 6/01/2042                                        2,335
                BBB       Baa3    12,100      Series A-4, 7.80% due 6/01/2042                                        12,783
                BBB-      Baa2     5,000      Series B, 5.625% due 6/01/2038                                          4,981
                AAA       NR*     11,245   Los Angeles, California, Community College District, DRIVERS,
                                           Series 216, 9.655% due 8/01/2018 (i)(k)                                   13,182


Portfolio Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's   Face
State           Ratings   Ratings  Amount  Municipal Bonds                                                          Value
California      AAA       Aaa    $16,110   Los Angeles, California, Community Redevelopment Agency, Community
(concluded)                                Redevelopment Financing Authority Revenue Bonds (Bunker Hill Project),
                                           Series A, 5% due 12/01/2027                                            $  16,065
                AAA       Aaa      4,000   Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                                           AMT, Series RI-7, 10.975% due 11/01/2026 (i)(k)                            4,696
                AAA       NR*      6,265   Los Angeles, California, Unified School District, GO, DRIVERS,
                                           Series 261, 9.454% due 7/01/2022 (c)(k)                                    6,981
                                           Los Angeles, California, Water and Power Revenue Bonds (Power System),
                                           Series B (g):
                AAA       Aaa      3,365      5% due 7/01/2023                                                        3,412
                AAA       Aaa      6,000      5% due 7/01/2025                                                        6,021
                AAA       Aaa      3,315   North Orange County, California, Community College District, GO,
                                           Series A, 5% due 8/01/2023 (i)                                             3,369
                AAA       Aaa      9,465   Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
                                           5.375% due 11/01/2027 (c)                                                  9,667
                NR*       Aaa      6,000   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                           Class R, Series K, 10.06% due 11/01/2021 (c)(k)                            6,767
                AAA       Aaa        445   Sacramento, California, Municipal Utility District, Electric Revenue
                                           Bonds, Series I, 6% due 1/01/2024 (i)                                        455
                AAA       Aaa      1,280   San Diego, California, Unified School District, Election 1998, GO,
                                           Series D, 5.25% due 7/01/2024 (c)                                          1,331
                AAA       Aaa      5,000   San Francisco, California, City and County, COP (San Francisco
                                           Courthouse Project), 5.875% due 4/01/2021 (g)                              5,259
                AAA       Aaa      7,660   San Francisco, California, City and County Public Utilities
                                           Commission, Water Revenue Refunding Bonds, Series A, 5% due
                                           11/01/2027 (i)                                                             7,676
                AAA       Aaa      6,895   San Jose, California, Redevelopment Agency, Tax Allocation Refunding
                                           Bonds (Merged Area Redevelopment Project), 5.60% due 8/01/2019 (i)         7,517
                AAA       Aaa      3,000   Santa Clara, California, Subordinated Electric Revenue Bonds,
                                           Series A, 5% due 7/01/2025 (i)                                             3,011
                AAA       Aaa      3,750   University of California, General Revenue Refunding Bonds, Series A,
                                           5% due 5/15/2024 (a)                                                       3,793
                AAA       Aaa      9,000   University of California, Hospital Revenue Bonds (UCLA Medical
                                           Center), Series A, 5.25% due 5/15/2030 (a)                                 9,188
                AAA       Aaa      8,720   University of California Revenue Bonds (Multiple Purpose Projects),
                                           Series Q, 5% due 9/01/2024 (g)                                             8,823

Colorado--0.8%  AA        Baa2     3,410   Boulder County, Colorado, Hospital Development Revenue Bonds
                                           (Longmont United Hospital Project), 6% due 12/01/2030 (f)                  3,607
                A1+       VMIG1++  3,600   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                           VRDN, 1.07% due 5/01/2013 (a)(h)                                           3,600

Connecticut--   AAA       Aaa      2,500   Connecticut State, GO, Series C, 5% due 4/01/2024 (c)                      2,545
0.9%            AAA       Aaa      5,730   Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                           Finance Program), AMT, Sub-Series A-2, 5.50% due 11/15/2022                5,952

District of     AAA       Aaa     13,000   Metropolitan Washington, D.C. Airports Authority, Airport System
Columbia--1.4%                             Revenue Bonds, AMT, Series B, 5% due 10/01/2027 (g)                       12,751

Florida--7.2%   NR*       Aaa      3,500   Escambia County, Florida, Health Facilities Authority, Health
                                           Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                           due 7/01/2020 (a)                                                          3,651
                AAA       Aaa      3,270   Florida Municipal Loan Council Revenue Bonds, Series B, 5% due
                                           12/01/2028 (i)                                                             3,266
                AAA       Aaa     31,095   Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                           International Airport), AMT, Series A, 5% due 10/01/2030 (c)              30,512
                AAA       Aaa     10,750   Miami-Dade County, Florida, Aviation Revenue Refunding Bonds
                                           (Miami International Airport), AMT, 5.375% due 10/01/2025 (c)             11,008
                                           Orange County, Florida, Health Facilities Authority, Hospital
                                           Revenue Bonds:
                A         A3       5,000      (Adventist Health System), 5.625% due 11/15/2032                        5,155
                A-        A2       2,000      (Orlando Regional Healthcare), 5.75% due 12/01/2032                     2,043
                AAA       Aaa      5,000   Palm Beach County, Florida, School Board COP, Series A, 5% due
                                           8/01/2029 (c)                                                              5,004
                A1+       VMIG1++  6,800   Pinellas County, Florida, Health Facilities Authority, Revenue
                                           Refunding Bonds (Pooled Hospital Loan Program), DATES, 1.10% due
                                           12/01/2015 (a)(h)                                                          6,800

Georgia--1.3%   A1+       VMIG1++  4,550   Atlanta, Georgia, Water and Wastewater Revenue Bonds, VRDN,
                                           Series C, 1.09% due 11/01/2041 (g)(h)                                      4,550
                AAA       Aaa      7,500   Gwinnett County, Georgia, Development Authority, COP (Gwinnett
                                           County Public Schools Project), 5.25% due 1/01/2025 (i)                    7,711


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's   Face
State           Ratings   Ratings  Amount  Municipal Bonds                                                          Value
Hawaii--2.6%                               Hawaii State, GO:
                AAA       Aaa    $ 2,000      Series CX, 5.50% due 2/01/2021 (g)                                  $   2,138
                AAA       Aaa      9,000      Series DD, 5.25% due 5/01/2024 (i)                                      9,319
                AAA       Aaa     12,845   Honolulu, Hawaii, City and County GO, Refunding, Series A, 5.25%
                                           due 3/01/2028 (i)                                                         13,166

Illinois--      AAA       Aaa     10,000   Chicago, Illinois, GO (City Colleges of Chicago Capital Improvement
9.6%                                       Project), 5%** due 1/01/2030 (c)                                           2,356
                AAA       Aaa      2,350   Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series A,
                                           6.25% due 1/01/2024 (i)                                                    2,404
                                           Chicago, Illinois, O'Hare International Airport Revenue Bonds, AMT:
                AAA       NR*     13,115      DRIVERS, Series 368, 9.57% due 7/01/2011 (i)(k)                        15,377
                AAA       NR*      7,500      DRIVERS, Series 369, 9.57% due 7/01/2011 (e)(k)                         8,674
                AAA       Aaa     13,000      Third Lien, Series B-2, 5.25% due 1/01/2027 (i)                        13,087
                AAA       Aaa     16,400   Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                           Bonds, Third Lien, AMT, Series C-2, 5.25% due 1/01/2030 (g)               16,461
                AAA       Aaa     10,000   Illinois State, GO, First Series, 5.50% due 4/01/2016 (g)                 10,857
                AAA       Aa3      2,000   Illinois State Sales Tax Revenue Bonds, 6.125% due 6/15/2016               2,276
                NR*       Aaa      6,035   Mc Lean and Woodford Counties, Illinois, Community Unit, School
                                           District Number 005, GO, Refunding, 6.375% due 12/01/2016 (g)              7,042
                                           Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                           State Tax Revenue Bonds (McCormick Place Expansion), Series A (i):
                AAA       Aaa     10,000      5.10%** due 6/15/2031                                                   2,143
                AAA       Aaa     30,000      5.04%** due 12/15/2031                                                  6,249
                AAA       NR*      2,400   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                           State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 10.117%
                                           due 6/15/2023 (i)(k)                                                       2,841

Indiana--2.0%   AAA       Aaa     11,805   Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                           Series A, 5% due 6/01/2024 (g)                                            11,864
                AAA       Aaa      7,000   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                           Bonds (Waterworks Project), Series A, 5.125% due 7/01/2027 (i)             7,073

Kansas--2.3%    AAA       Aaa     20,250   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric Company
                                           Project), 7% due 6/01/2031 (i)                                            21,329

Louisiana--     AAA       Aaa      2,250   Louisiana Local Government, Environmental Facilities, Community
0.3%                                       Development Authority Revenue Bonds (Capital Projects and Equipment
                                           Acquisition), Series A, 6.30% due 7/01/2030 (a)                            2,602

Massachusetts-- AAA       Aaa     10,000   Massachusetts State, Consolidated Loan, GO, Series B, 5.50% due
1.5%                                       3/01/2012 (g)(j)                                                          11,137
                AAA       Aaa      2,500   Massachusetts State, HFA, Housing Development Revenue Refunding Bonds,
                                           Series B, 5.40% due 12/01/2028 (i)                                         2,554

Michigan--2.5%  A1+       VMIG1++  4,500   Detroit, Michigan, Sewer Disposal Revenue Bonds, Senior Lien, VRDN,
                                           Series B, 1.09% due 7/01/2033 (g)(h)                                       4,500
                                           Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                           Bonds (Detroit Edison Company Project), AMT (e):
                AAA       Aaa      8,000      Series A, 5.50% due 6/01/2030                                           8,240
                AAA       Aaa      5,000      Series C, 5.65% due 9/01/2029                                           5,172
                AAA       Aaa      5,000   Monroe County, Michigan, PCR (Detroit Edison Company Project), AMT,
                                           Series CC, 6.55% due 6/01/2024 (i)                                         5,071

Minnesota--1.8%                            Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                           Commission, Airport Revenue Bonds (c):
                AAA       Aaa     10,000      Series A, 5.90% due 1/01/2029                                          10,931
                AAA       Aaa      2,500      Sub-Series C, 5.50% due 1/01/2016                                       2,721
                AAA       Aaa      2,500      Sub-Series C, 5.50% due 1/01/2017                                       2,719
                AA+       Aa1        685   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series L,
                                           6.70% due 7/01/2020                                                          699

Missouri--1.4%  AAA       Aaa     10,250   Missouri State Health and Educational Facilities Authority Revenue
                                           Bonds (SSM Health Care System), Series A, 5.25% due 6/01/2028 (a)         10,402
                AAA       Aaa      2,800   Saint Louis, Missouri, Airport Revenue Bonds (Airport Development
                                           Program), Series A, 5.625% due 7/01/2019 (i)                               3,040


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's   Face
State           Ratings   Ratings  Amount  Municipal Bonds                                                          Value
Nevada--10.0%                              Clark County, Nevada, School District, GO (j):
                AAA       Aaa    $15,000      6% due 6/15/2006 (c)                                                $  16,422
                AAA       Aaa     10,830      Series A, 5.50% due 6/15/2010 (i)                                      12,147
                BBB+      Baa1     6,000   Henderson, Nevada, Health Care Facilities Revenue Bonds
                                           (Catholic Healthcare West), Series A, 5.625% due 7/01/2024                 5,911
                AAA       Aaa      5,000   Humboldt County, Nevada, PCR, Refunding (Sierra Pacific Project),
                                           6.55% due 10/01/2013 (a)                                                   5,207
                AAA       Aaa      3,000   Las Vegas, Nevada, New Convention and Visitors Authority Revenue
                                           Bonds, 6% due 7/01/2019 (a)                                                3,396
                AAA       Aaa     20,375   Nevada State, Nevada Municipal Bond Bank, GO, Series A, 5.50% due
                                           11/01/2025 (c)                                                            21,269
                AAA       Aaa      3,130   Reno, Nevada, Capital Improvement Revenue Bonds, 5.50% due
                                           6/01/2019 (c)                                                              3,377
                                           Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra Pacific
                                           Power Company), AMT:
                AAA       Aaa     15,000      6.65% due 12/01/2017 (a)                                               15,206
                AAA       Aaa      5,000      6.55% due 9/01/2020 (i)                                                 5,138
                AAA       Aaa      5,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific
                                           Power Company), AMT, 6.65% due 6/01/2017 (i)                               5,258

New             BBB+      Baa1     2,900   New Hampshire Health and Education Facilities Authority, Revenue
Hampshire--0.3%                            Refunding Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022          2,904

New Mexico--    NR*       A2       1,635   New Mexico Educational Assistance Foundation, Student Loan Revenue
0.3%                                       Refunding Bonds (Student Loan Program), AMT, First Sub-Series A-2,
                                           6.65% due 11/01/2025                                                       1,659
                AAA       NR*      1,120   New Mexico Mortgage Finance Authority, S/F Mortgage Revenue Bonds,
                                           AMT, Series C-2, 6.95% due 9/01/2031 (l)                                   1,182

New York--8.1%  AAA       Aaa     12,500   Metropolitan Transportation Authority, New York, Commuter Facilities
                                           Revenue Refunding Bonds, Series B, 5.125% due 7/01/2024 (a)(b)            12,841
                AAA       Aaa      8,740   Metropolitan Transportation Authority, New York, Transit Facilities
                                           Revenue Refunding Bonds, Series B, 4.75% due 7/01/2026 (b)(c)              8,645
                AAA       Aaa     25,830   New York City, New York, City Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Bonds, RITR, Series FR-6, 10.025%
                                           due 6/15/2026 (i)(k)                                                      29,799
                NR*       Aaa      5,920   New York City, New York, GO, RIB, Series 394, 10.352% due
                                           8/01/2016 (i)(k)                                                           7,416
                AAA       Aaa      9,000   Port Authority of New York and New Jersey, Consolidated Revenue
                                           Refunding Bonds, One Hundred Thirty-Fifth Series, 5% due 9/15/2027 (e)     9,033
                A         A3       8,160   Suffolk County, New York, IDA, IDR (Keyspan--Port Jefferson), AMT,
                                           5.25% due 6/01/2027                                                        7,974

North           AAA       Aa1     11,980   Raleigh, North Carolina, Combined Enterprise System Revenue Bonds,
Carolina--1.3%                             5% due 3/01/2031                                                          12,016

North Dakota--  AAA       Aaa      2,500   Grand Forks, North Dakota, Health Care Facilities Revenue Bonds
0.6%                                       (United Hospital Obligated Group), 6.25% due 12/01/2024 (i)                2,606
                NR*       Aa2      3,250   North Dakota State Housing Finance Agency, Home Mortgage Revenue
                                           Refunding Bonds (Housing Finance Program), AMT, Series A, 6.40% due
                                           7/01/2020                                                                  3,436

Ohio--3.1%                                 Cincinnati, Ohio, City School District, Classroom Facilities
                                           Construction & Improvement, GO (g):
                AAA       Aaa     11,000      5% due 12/01/2024                                                      11,116
                AAA       Aaa      8,300      5% due 12/01/2031                                                       8,300
                AAA       Aaa     10,000   Franklin County, Ohio, Hospital Revenue Refunding Bonds (OhioHealth
                                           Corporation), Series C, 5% due 5/15/2033 (i)                               9,909

Oklahoma--2.7%                             Oklahoma State Industries Authority, Revenue Refunding Bonds (i):
                AAA       Aaa     15,000      (Health System--Obligation Group), Series A, 5.75% due 8/15/2029       15,868
                A1+       VMIG1++  9,560      (Integris Baptist), VRDN, Series B, 1.10% due 8/15/2029 (h)             9,560

Oregon--2.3%                               Multnomah-Clackamas Counties, Oregon, Gresham-Barlo School District
                                           Number 10JT, GO (g):
                AAA       Aaa      2,625      5.50% due 6/15/2016                                                     2,858
                AAA       Aaa      2,525      5.50% due 6/15/2017                                                     2,744
                AAA       Aaa      3,035      5.50% due 6/15/2018                                                     3,290
                AAA       Aaa      3,140   Oregon State Department of Administrative Services, COP, Series A,
                                           6.25% due 5/01/2010 (a)(j)                                                 3,673
                NR*       Aaa      7,500   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                           10.08% due 8/01/2020 (c)(k)                                                9,100


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's   Face
State           Ratings   Ratings  Amount  Municipal Bonds                                                          Value
Pennsylvania--  AAA       Aaa    $10,000   Pennsylvania State Public School Building Authority, School Lease
3.3%                                       Revenue Bonds (The School District of Philadelphia Project), 5%
                                           due 6/01/2033 (g)                                                      $   9,939
                AAA       Aaa     10,000   Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                           Bonds, Sub Series B, 5% due 12/01/2031 (i)                                10,000
                AAA       Aaa      5,175   Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                           due 8/01/2021 (c)                                                          5,565
                A-        NR*      5,000   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                           (Guthrie Health Issue), Series B, 1% due 12/01/2031                        5,680

South           AAA       Aaa      2,500   Florence County, South Carolina, Hospital Revenue Refunding Bonds
Carolina--1.0%                             (McLeod Regional Medical Center Project), Series A, 5.25% due
                                           11/01/2027 (g)                                                             2,549
                AAA       A3       2,000   Richland-Lexington, South Carolina, Airport District, Airport Revenue
                                           Refunding Bonds (Columbia Metropolitan Airport), AMT, 5.125% due
                                           1/01/2025 (g)                                                              1,908
                NR*       A1       4,200   Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                           Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                     4,498

Tennessee--                                Sevier County, Tennessee, Public Building Authority Revenue Bonds,
1.8%                                       Local Government Public Improvement IV-I, VRDN (a)(h):
                NR*       VMIG1++  3,725      Series E-4, 1.09% due 6/01/2020                                         3,725
                NR*       VMIG1++  2,000      Series E-5, 1.09% due 6/01/2020                                         2,000
                                           Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2C:
                AA        Aa2      1,795      6.05% due 7/01/2012                                                     1,890
                AA        Aa2      2,250      6.15% due 7/01/2014                                                     2,349
                                           Tennessee HDA, Revenue Refunding Bonds (Homeownership Program), AMT,
                                           Series A (g):
                AAA       Aaa      4,135      5.25% due 7/01/2022                                                     4,236
                AAA       Aaa      2,930      5.35% due 1/01/2026                                                     2,984

Texas--20.6%    A-        Aa3      9,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                           Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                           5.75% due 1/01/2032                                                        9,179
                A1+       VMIG1++ 31,600   Bell County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                           Series 2001-2, 1.07% due 8/15/2031 (h)(i)                                 31,600
                AAA       Aaa      1,880   Bexar, Texas, Metropolitan Water District, Waterworks System Revenue
                                           Refunding Bonds, 6.35% due 5/01/2025 (i)                                   1,993
                AAA       NR*     10,000   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                           DRIVERS, AMT, Series 353, 9.57% due 5/01/2011 (i)(k)                      10,536
                AAA       NR*      6,750   Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                           Bonds, DRIVERS, AMT, Series 336Z, 9.831% due 11/01/2026 (c)(k)             7,238
                AAA       Aaa      9,000   Fort Bend County, Texas, Toll Road Revenue Bonds, Subordinate Lien,
                                           5% due 3/01/2030 (i)                                                       8,935
                                           Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                           Bonds, Senior Lien, Series G (i):
                AAA       Aaa      1,665      5.75% due 11/15/2019                                                    1,804
                AAA       Aaa      3,500      5.75% due 11/15/2020                                                    3,772
                AAA       Aaa     10,000      5.25% due 11/15/2030                                                   10,143
                A1+       VMIG1++ 10,800   Harris County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Bonds (Texas Children's Hospital), VRDN, Series B-1,
                                           1.07% due 10/01/2029 (h)(i)                                               10,800
                                           Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                           Senior Lien (g):
                AAA       A1       9,000      5.375% due 8/15/2023                                                    9,457
                AAA       A1      10,000      5% due 8/15/2030                                                        9,970
                                           Houston, Texas, Airport System Revenue Refunding Bonds (g):
                NR*       Aaa     15,000      RIB, Series 845X, 9.62% due 7/01/2030 (k)                              16,058
                AAA       Aaa      9,500      Sub-Lien, AMT, Series A, 5.70% due 7/01/2030                            9,608
                                           Houston, Texas, Community College System, GO (a):
                AAA       Aaa      5,000      5% due 2/15/2025                                                        5,007
                AAA       Aaa      3,000      5% due 2/15/2026                                                        2,996
                AAA       Aaa      4,940   Texas State Department of Housing and Community Affairs, S/F Mortgage
                                           Revenue Bonds, AMT, Series A, 5.45% due 9/01/2023 (i)(l)                   5,062
                AAA       Aaa      9,500   Texas State Turnpike Authority, Central Texas Turnpike System
                                           Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (a)               9,882


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's   Face
State           Ratings   Ratings  Amount  Municipal Bonds                                                          Value
Texas           AAA       Aaa    $ 4,000   Texas Technical University, Financing System Revenue Bonds,
(concluded)                                Seventh Series, 5.50% due 8/15/2019 (i)                                $   4,319
                AAA       Aaa     10,000   Travis County, Texas, Health Facilities Development Corporation,
                                           Revenue Refunding Bonds, RITR, Series 4, 10.25% due 11/15/2024 (a)(k)     12,936
                AAA       Aaa     11,240   University of Houston, Texas, University Revenue Bonds, 5.50% due
                                           2/15/2030 (i)                                                             11,666

Utah--4.4%      A1        VMIG1++ 29,300   Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN,
                                           1.10% due 11/01/2024 (a)(h)                                               29,300
                AAA       Aaa     11,525   Utah Transit Authority, Sales Tax Revenue Bonds, Series A, 5%
                                           due 6/15/2032 (g)                                                         11,464

Vermont--0.2%   AAA       Aaa      1,475   Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B, 6.30%
                                           due 11/01/2019 (g)                                                         1,500

Virginia--0.3%  AAA       Aaa      2,500   Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding
                                           Bonds (Old Dominion Electric Cooperative Project), AMT, 5.625% due
                                           6/01/2028 (a)                                                              2,632

Washington--    AAA       Aaa      3,030   Chelan County, Washington, Public Utility District Number 001,
18.7%                                      Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                           5.45% due 7/01/2037 (a)                                                    3,090
                                           Chelan County, Washington, Public Utility District Number 001,
                                           Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT (i):
                AAA       Aaa      6,595      Series B, 6.35% due 7/01/2026                                           7,308
                AAA       Aaa      6,000      Series C, 5.65% due 7/01/2032                                           6,249
                                           Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                           (Project Number 1) (i):
                AAA       Aaa     10,000      Series A, 5.75% due 7/01/2017                                          10,980
                AAA       Aaa     10,000      Series B, 6% due 7/01/2017                                             11,234
                AAA       Aaa      8,000   Pierce County, Washington, School District Number 3 (Puyallup),
                                           GO, 5% due 12/01/2023 (g)                                                  8,075
                                           Port Seattle, Washington, Revenue Bonds, Series A:
                AAA       Aaa      3,500      5.50% due 2/01/2026 (i)                                                 3,631
                AAA       Aaa      3,450      Sub-Lien, 5% due 9/01/2024 (c)                                          3,459
                                           Port Seattle, Washington, Revenue Refunding Bonds (i):
                AAA       Aaa      7,500      Series A, 5% due 7/01/2033                                              7,420
                AAA       Aaa     19,565      Series B, AMT, 5.20% due 7/01/2029                                     19,630
                AAA       Aaa     10,000   Radford Court Properties, Washington, Student Housing Revenue Bonds,
                                           5.75% due 6/01/2032 (i)                                                   10,684
                AAA       Aaa     10,045   Redmond, Washington, Community Properties Lease Revenue Bonds
                                           (City Hall Project), 5% due 12/01/2035 (i)                                 9,858
                AAA       Aaa      9,250   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6% due
                                           10/01/2024 (i)                                                            10,223
                AAA       Aaa      1,500   Snohomish County, Washington, Public Utility District Number 001,
                                           Electric Revenue Bonds, 5.50% due 12/01/2023 (g)                           1,579
                AAA       Aaa      7,500   Tacoma, Washington, Electric System Revenue Refunding Bonds, Series A,
                                           5.75% due 1/01/2020 (g)                                                    8,217
                AAA       Aaa      7,250   Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds,
                                           Series B, 5.50% due 12/01/2019 (a)                                         7,802
                                           Washington State, GO:
                NR*       Aaa      7,965      RIB, Series 390, 10.58% due 1/01/2017 (g)(k)                            9,918
                AAA       Aaa      3,000      Series A, 5% due 7/01/2028 (c)                                          3,000
                AAA       Aaa      7,000   Washington State Health Care Facilities Authority Revenue Bonds
                                           (Providence Health System), Series A, 5.25% due 10/01/2021 (i)             7,172
                AAA       Aaa      8,395   Washington State, Motor Vehicle Fuel Tax, GO, Series F, 5%** due
                                           12/01/2018 (a)                                                             4,004
                AAA       Aaa     20,000   Washington State, Various Purpose, GO, Series A, 5.625% due
                                           7/01/2025 (i)                                                             21,108

West            AAA       Aaa      4,425   Harrison County, West Virginia, County Commission for Solid Waste
Virginia--0.7%                             Disposal Revenue Bonds (Monongahela Power), AMT, Series C, 6.75%
                                           due 8/01/2024 (a)                                                          4,565
                AAA       Aaa      2,100   West Virginia State Water Development Authority, Water Development
                                           Revenue Refunding Bonds (Loan Program), Series A-1, 5% due
                                           11/01/2026 (a)                                                             2,107

Wisconsin--1.5% AA-       Aa3      2,500   Madison, Wisconsin IDR (Madison Gas & Electric Co.), Refunding, AMT,
                                           Series A, 5.875% due 10/01/2034                                            2,594
                AAA       NR*      6,840   Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
                                           DRIVERS, Series 285, 10.114% due 7/01/2023 (i)(k)                          8,216
                BBB+      NR*      3,395   Wisconsin State Health and Educational Facilities Authority Revenue
                                           Bonds (Synergyhealth Inc.), 6% due 11/15/2032                              3,419

                                           Total Municipal Bonds (Cost--$1,380,377)--152.5%                       1,426,631


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                   Shares
                                    Held   Short-Term Securities                                                    Value
                                     131   Merrill Lynch Institutional Tax-Exempt Fund++++                        $     131

                                           Total Short-Term Securities (Cost--$131)--0.0%                               131

                Total Investments (Cost--$1,380,508)--152.5%                                                      1,426,762
                Liabilities in Excess of Other Assets--(5.5%)                                                      (51,113)
                Preferred Stock, at Redemption Value--(47.0%)                                                     (440,012)
                                                                                                                  ---------
                Net Assets Applicable to Common Stock--100.0%                                                     $ 935,637
                                                                                                                  =========

*Not Rated.

**Represents a zero coupon or step bond; the interest rate shown reflect the effective yield at the time of purchase by the Fund.

++Highest short-term rating by Moody's Investors Service, Inc.

++++Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                             --             $1


(a)AMBAC Insured.

(b)Escrowed to maturity.

(c)FGIC Insured.

(d)FHA Insured.

(e)XL Capital Insured.

(f)Radian Insured.

(g)FSA Insured.

(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(i)MBIA Insured.

(j)Prerefunded.

(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

(l)GNMA/FNMA Collateralized.

(m)FNMA Collateralized.

Forward interest rate swaps entered into as of April 30, 2004 were as follows:

                                                  (in Thousands)

                                       Notional      Unrealized
                                        Amount      Appreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 4.366%

Broker, J.P. Morgan Chase Bank
Expires July 2024                      $153,000       $   730


See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Statement of Net Assets

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$1,380,376,883)                                                                $ 1,426,630,911
           Investments in affiliated securities, at value (identified cost--$131,009)                               131,009
           Unrealized appreciation on forward interest rate swaps                                                   729,963
           Cash                                                                                                      67,895
           Receivables:
               Securities sold                                                            $    25,246,219
               Interest                                                                        24,612,683
               Dividends from affiliates                                                                3        49,858,905
                                                                                          ---------------
           Prepaid expenses and other assets                                                                         24,741
                                                                                                            ---------------
           Total assets                                                                                       1,477,443,424
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                           100,333,773
               Dividends to Common Stock shareholders                                             672,655
               Investment adviser                                                                 666,756
               Other affiliates                                                                     9,696       101,682,880
                                                                                          ---------------
           Accrued expenses                                                                                         111,679
                                                                                                            ---------------
           Total liabilities                                                                                    101,794,559
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share
           (2,200 Series A Shares, 2,200 Series B Shares, 2,200 Series C Shares,
           2,200 Series D Shares, 4,000 Series E Shares, 2,400 Series F Shares and
           2,400 Series G Shares of AMPS* issued and outstanding at $25,000 per share
           liquidation preference)                                                                              440,011,736
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   935,637,129
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (62,099,095 shares issued and
           outstanding)                                                                                     $     6,209,910
           Paid-in capital in excess of par                                                                     869,788,780
           Undistributed investment income--net                                           $    15,108,316
           Accumulated realized capital losses on investments--net                            (2,453,868)
           Unrealized appreciation on investments--net                                         46,983,991
                                                                                          ---------------
           Total accumulated earnings--net                                                                       59,638,439
                                                                                                            ---------------
           Total--Equivalent to $15.07 net asset value per share of Common Stock
           (market price--$13.81)                                                                           $   935,637,129
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Statement of Operations

For the Six Months Ended April 30, 2004
Investment Income

           Interest                                                                                         $    37,074,562
           Dividends from affiliates                                                                                    551
                                                                                                            ---------------
           Total income                                                                                          37,075,113
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     3,515,844
           Commission fees                                                                        557,849
           Accounting services                                                                    179,327
           Transfer agent fees                                                                     79,888
           Professional fees                                                                       42,958
           Custodian fees                                                                          34,183
           Printing and shareholder reports                                                        27,247
           Listing fees                                                                            22,228
           Directors' fees and expenses                                                            21,069
           Pricing fees                                                                            15,325
           Other                                                                                   36,193
                                                                                          ---------------
           Total expenses before reimbursement                                                  4,532,111
           Reimbursement of expenses                                                                (131)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     4,531,980
                                                                                                            ---------------
           Investment income--net                                                                                32,543,133
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

           Realized gain on investments--net                                                                      9,202,611
           Change in unrealized appreciation on investments--net                                               (27,929,902)
                                                                                                            ---------------
           Total realized and unrealized loss on investments--net                                              (18,727,291)
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                               (2,032,752)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    11,783,090
                                                                                                            ===============

See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Statements of Changes in Net Assets
                                                                                               For the           For the
                                                                                              Six Months           Year
                                                                                                Ended             Ended
                                                                                              April 30,        October 31,
Increase (Decrease) in Net Assets:                                                               2004              2003
Operations

           Investment income--net                                                         $    32,543,133   $    66,913,994
           Realized gain on investments--net                                                    9,202,611        14,488,371
           Change in unrealized appreciation on investments--net                             (27,929,902)       (5,044,358)
           Dividends and distributions to Preferred Stock shareholders                        (2,032,752)       (4,678,286)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                11,783,090        71,679,721
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                            (29,807,565)      (58,869,942)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                      (29,807,565)      (58,869,942)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                (18,024,475)        12,809,779
           Beginning of period                                                                953,661,604       940,851,825
                                                                                          ---------------   ---------------
           End of period*                                                                 $   935,637,129   $   953,661,604
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $    15,108,316   $    14,405,500
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Financial Highlights

The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.        Months Ended
                                                               April 30,          For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                           2004       2003         2002       2001++++      2000++++
Per Share Operating Performance

           Net asset value, beginning of period              $    15.36   $    15.15   $    15.18   $    14.16   $    13.64
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                              .52+++++    1.08+++++         1.07         1.08         1.09
           Realized and unrealized gain (loss) on
           investments--net                                       (.30)          .16        (.04)         1.05          .57
           Dividends and distributions to Preferred
           Stock shareholders:
               Investment income--net                             (.03)        (.08)        (.11)        (.23)        (.29)
               Realized gain on investments--net                     --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .19         1.16          .92         1.90         1.37
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Stock shareholders:
               Investment income--net                             (.48)        (.95)        (.95)        (.88)        (.85)
               Realized gain on investments--net                     --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Stock shareholders                                     (.48)        (.95)        (.95)        (.88)        (.85)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    15.07   $    15.36   $    15.15   $    15.18   $    14.16
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of period             $    13.81   $    14.51   $    14.31   $    15.06   $    12.75
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on market price per share                   (1.69%)+++        8.19%        1.42%       25.49%        5.94%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on net asset value per share                  1.35%+++        8.18%        6.52%       13.89%       11.06%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement***                .93%*         .94%         .97%         .98%         .99%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses***                                      .93%*         .95%         .97%         .98%         .99%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net***                       6.71%*        6.99%        7.16%        7.34%        7.92%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                           .42%*         .49%         .73%        1.59%        2.13%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                          6.29%*        6.50%        6.43%        5.75%        5.79%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock***

           Total expenses, net of reimbursement                   .64%*         .64%         .66%         .66%         .65%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                         .64%*         .65%         .66%         .66%         .65%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                          4.62%*        4.78%        4.86%        4.95%        5.22%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Financial Highlights (concluded)
                                                              For the Six
                                                              Months Ended
The following per share data and ratios have been derived      April 30,          For the Year Ended October 31,
from information provided in the financial statements.            2004       2003         2002       2001++++      2000++++
Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders              .93%*        1.06%        1.53%        3.30%        4.11%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets applicable to Common Stock,
           end of period (in thousands)                      $  935,637   $  953,662   $  940,852   $  940,359   $  877,390
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of period
           (in thousands)                                    $  440,000   $  440,000   $  440,000   $  440,000   $  440,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    57.48%      114.05%       97.34%       99.00%      107.11%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    3,126   $    3,167   $    3,138   $    3,137   $    2,994
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding


           Series A--Investment income--net                  $      114   $      270   $      364   $      833   $    1,051
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      116   $      273   $      364   $      842   $    1,051
                                                             ==========   ==========   ==========   ==========   ==========
           Series C--Investment income--net                  $      109   $      268   $      360   $      849   $    1,063
                                                             ==========   ==========   ==========   ==========   ==========
           Series D--Investment income--net                  $      120   $      247   $      348   $      825   $      986
                                                             ==========   ==========   ==========   ==========   ==========
           Series E--Investment income--net                  $      118   $      240   $      352   $      790   $    1,048
                                                             ==========   ==========   ==========   ==========   ==========
           Series F--Investment income--net                  $      108   $      274   $      359   $      860   $    1,010
                                                             ==========   ==========   ==========   ==========   ==========
           Series G--Investment income--net                  $      122   $      304   $      545   $      799   $      992
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++Amount is less than $(.01) per share.

++++Certain prior year amounts have been reclassified to conform to current year presentation.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC., APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $131.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated
("MLPF&S"), an affiliate of FAM, received $1,140 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2004.

For the six months ended April 30, 2004, the Fund reimbursed FAM
$15,536 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $788,851,359 and $775,779,410, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

                                      Realized         Unrealized
                                Gains (Losses)       Appreciation

Long-term investments           $   12,183,929     $   46,254,028
Forward interest rate swaps        (2,981,318)            729,963
                                --------------     --------------
Total                           $    9,202,611     $   46,983,991
                                ==============     ==============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $46,288,274, of which $54,078,115 related to appreciated securities and $7,789,841 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $1,380,473,646.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, ..91%; Series B, .90%; Series C, .90%; Series D, 1.04%; Series E, 1.02%; Series F, .95%; and Series G, 1.02%.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2004



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, MLPF&S earned $232,155 as commissions.


5. Capital Loss Carryforward:
On October 31, 2003, the Fund had a net capital loss carryforward of $1,624,552, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.081000 per share on May 27, 2004 to shareholders of record on May 14, 2004.


7. Plan of Reorganization:
On May 19, 2004, MuniInsured Fund, Inc.'s shareholders approved a plan of reorganization, subject to certain conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniInsured Fund, Inc. in exchange for newly-issued shares of the Fund. Both funds have a similar investment objective and are managed by FAM.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2004


Proxy Results

During the six-month period ended April 30, 2004, MuniYield Insured
Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1.  To elect the Fund's Directors:   Joe Grills                   58,794,683         1,483,650
                                     Herbert I. London            58,801,471         1,476,872
                                     Andre F. Perold              58,783,682         1,494,661
                                     Roberta Cooper Ramo          58,787,285         1,491,058
                                     Stephen B. Swensrud          58,778,878         1,499,465



During the six-month period ended April 30, 2004, MuniYield Insured
Fund, Inc.'s Preferred Stock shareholders (Series A - G) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Board of Directors: James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold,
   Roberta Cooper Ramo, Robert S. Salomon, Jr., and
   Stephen B. Swensrud                                              15,046               7




Quality Profile


The quality ratings of securities in the Fund as of April 30, 2004 were as follows:

                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    79.3%
AA/Aa                                       1.7
A/A                                         2.7
BBB/Baa                                     8.8
NR (Not Rated)*                             --
Other**                                     7.5

*Holdings are less than 0.1%.

**Temporary investments in short-term variable rate municipal securities.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MYI



MUNIYIELD INSURED FUND, INC., APRIL 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIYIELD INSURED FUND, INC., APRIL 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Insured Fund, Inc.


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Insured Fund, Inc.


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Insured Fund, Inc.


Date: June 18, 2004